UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 4, 2015

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05. Costs Associated with Exit or Disposal Activities.
On November 4, 2015, Invacare Corporation (the “company”) executed a restructuring within its North America/HME and European segments that included staff reductions, which eliminated 34 positions. The company anticipates incurring pre-tax cash restructuring charges relating to severance of approximately $1.0 million that will be expensed in the fourth quarter of 2015. The company expects cash payments to be made from October 2015 through June 2016. Once the restructuring is completed in 2016, the company estimates $2.7 million in annualized pre-tax savings that it plans to reinvest into areas of growth.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 9, 2015	By:	/s/ Robert K. Gudbranson
Robert K. Gudbranson
Senior Vice President and Chief Financial Officer